Putnam
International
Equity Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you regarding short-term trading activity in certain Putnam funds by a small number of Putnam employees. Your fund, Putnam International Equity Fund, was one of the funds in which some of this trading occurred. We apologize for this and want you to be aware of the steps being taken to correct this problem. A number of remedial actions, including more stringent employee trading restrictions, enhanced compliance standards and systems, and new redemption fees for fund shares held for short time periods are being implemented. As we have noted earlier, your Trustees will ensure that the Putnam funds are fully compensated for any losses resulting from improper trading activity at Putnam. Furthermore, after an exhaustive investigation we have made sure that the employees involved in the trading are no longer working at Putnam.

Over the past six months, financial markets enjoyed improving trends as the global economy emerged from a slump. A broad rally in stocks extended to international markets and your fund benefited. However, it had relatively less exposure to stocks that had most to gain from the stronger-than-expected recovery, and so its return lagged both its benchmark index and the average of its Lipper peer group. In the report that follows, your management team describes its rationale for this positioning, including its emphasis on what the team considers high-quality companies.

We deeply appreciate your continued support of the Putnam funds during this challenging period. Putnam is a firm that aspires to high ethical standards and we want you to know that we intend to restore your confidence in the firm.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 18, 2004


Report from Fund Management

Fund highlights

 * Putnam International Equity Fund class A shares' total return for the first half of its fiscal year, which ended December 31, 2003, was 20.64% at net asset value (NAV) and 13.72% at public offering price.

 * Due to stock selection that emphasized companies in strong financial condition and that were less dependent on economic growth for earnings, the fund underperformed the 26.59% return of its benchmark, the MSCI EAFE Index.

 * For the same reason, the fund underperformed the average for the International Funds category tracked by Lipper, which was 23.93%.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

International stocks advanced vigorously during your fund's semiannual period, which ended December 31, 2003. While the fund posted a strong result, it lagged its benchmark for three main reasons that reflect both its long-term strategy and our team's short-term decisions. First, we maintained our strategy of buying and holding high-quality, cash generative companies that trade at a discount to their intrinsic values. Such stocks typically lagged during the rally, which was led by more speculative stocks. Second, we favor large-capitalization stocks with some mid-cap exposure, but small- and mid-cap stocks had the best results. Third, our market weighting decisions led to unfavorable currency positions -- we had underweight exposure to Europe and Australia, countries whose currencies were among the world's strongest during the period.

FUND PROFILE

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.


Market overview

International stocks advanced rapidly during the period in a rally that embraced all regions and sectors. The trigger was a stronger-than-expected world-wide economic recovery. Countries that had already been growing, including much of Asia and Latin America, began to accelerate. In Brazil, the reform agenda of President da Silva has gained momentum, helping to stabilize inflation and the currency and to attract investment. Countries that were near stagnation, including Germany, France, and, to a lesser extent, Japan, began growing again. While the improvement in economic data in many areas was modest based on historical comparisons, it was better than most investors had anticipated early in the year when the Iraq war and the SARS epidemic in Asia seemed likely to prolong the recession and drive some large companies out of business.

While many sectors advanced, those that did particularly well included cyclicals, basic materials, and energy. Cyclical companies are beginning to see earnings increases after lean times. Demand for basic materials has been strong and steady, thanks to China's efforts to develop cities and highways. In addition, both developed and developing markets have demonstrated strong demand for energy. Technology stocks also did well because most companies have depleted their inventories and are experiencing a rise in new orders. Financial stocks have performed well thanks to low interest rates and easing credit risks in many markets of the world.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 26.59%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              15.63%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             24.92%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.14%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.17%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.23%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.21%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.28%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/03.
-------------------------------------------------------------------------------

Strategy overview

Our strategy is to invest in stocks of high-quality companies priced below their worth. Our process includes a method for discounting future cash flows, which tends to favor solid companies that generate cash and earnings in excess of their cost of capital. As the period began, we favored such stocks and our concerns about business conditions also caused us to have only minor sector and market overweightings. We had an underweight position in Europe and an overweighting (relative to the benchmark index) in emerging markets.

We also underweighted Japan and the financials sector in general, due to concerns about Japanese and German banks and European insurance companies we considered to be facing weak capital bases. However, high levels of equity ownership on the part of many of these companies boosted their value as global markets rallied. This improved performance reduced concerns about capital weakness; we have since increased holdings in Japan and in the financials sector.

With our doubts about the economy, we held stocks that we considered economically vulnerable only if they also had solid balance sheets and long-term potential. As an example, we had an overweighting in the basic materials sector and some exposure to cyclical and financial stocks that had undertaken restructurings.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                          as of 6/30/03        as of 12/31/03

United Kingdom                23.3%                21.6%

Japan                         15.5%                17.5%

Switzerland                   11.8%                13.7%

France                        11.7%                10.3%

Germany                        4.4%                 5.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Our stock selection decisions had the most disappointing outcomes in Japan. Large holdings in Japan included NTT DoCoMo, Canon, and Olympus. We believe each one of these companies is in solid financial condition and is achieving earnings growth thanks to the quality of their products. NTT DoCoMo is the leading wireless telephone company in one of the most profitable wireless markets in the world. Canon and Olympus, well-known for cameras, have diversified into growing businesses. Canon is a world-leading office equipment company, and Olympus is expanding in digital photography and medical equipment. Despite their growth and profitability, these stocks had weak returns in the period, and significantly underperformed the broad Japanese market.

Stocks in the basic materials sector provided some of the strongest results in the period. One of the fund's top contributors was CVRD of Brazil, a mining company that produces iron ore. In our view, this company has a high-caliber management team and generates returns greater than its cost of capital. It is benefiting from the construction boom in China. BHP Billiton, an Anglo-Australian company that provides building materials, has similar qualities and also performed well for the fund.

The fund's overweight position in Samsung Electronics of South Korea contributed positively to results. Samsung is an electronics conglomerate with growing businesses in semiconductors, wireless telephones, and computer components. It has competitive products but, in our view, trades at a discount to its global peers. Based on our research, our outlook on Samsung is still positive, though its performance dropped off some near the end of the period as South Korea's economy weakened.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS AS OF 12/31/03]

TOP SECTOR WEIGHTINGS AS OF 12/31/03

Banking                        14.1%

Telecommunications              9.5%

Oil and gas                     7.2%

Pharmaceuticals                 6.8%

Investment
banking/
brokerage                       5.7%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Despite our skepticism regarding the strength of the global economy, the fund had significant exposure to stocks benefiting from the economic cycle or with leverage to the equity markets, though in hindsight this exposure was too limited. An example of these holdings is Ericsson, based in Sweden, a telecommunications company with dominant market share as a manufacturer of equipment used for third-generation (3G) wireless services. Ericsson has been out of favor most of the past three years because wireless service providers had too much debt to invest in new equipment. However, capital investment has begun to improve in the industry and we believe the trend will continue. In Switzerland, the fund owns shares in Credit Suisse Group, an investment bank that had struggled along with its industry during the bear market. Also, some of its past dealings have come under legal scrutiny. However, the company is emerging from a troubled period and is poised for significant growth from expected mergers and acquisition activity in Europe.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Total SA Class B
   France
   Oil and gas

 2 HSBC Holdings PLC
   (London Stock Exchange)
   United Kingdom
   Banking

 3 Vodafone Group PLC
   United Kingdom
   Telecommunications

 4 UBS AG
   Switzerland
   Investment banking/brokerage

 5 Nestle SA
   Switzerland
   Food

 6 Samsung Electronics Co., Ltd.
   South Korea
   Electronics

 7 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

 8 Novartis AG
   Switzerland
   Pharmaceuticals

 9 Canon, Inc.
   Japan
   Office equipment and supplies

10 Diageo PLC
   United Kingdom
   Beverage

Footnote reads:
These holdings represent 31.4% of the fund's net assets as of 12/31/03. The fund's holdings will change over time.


We increased the fund's exposure to stocks benefiting from the upswing in the economic cycle. We added to the fund's position in Siemens, a German conglomerate, which makes capital goods, including machines for automating factories as well as telecommunications equipment. It is also completing a restructuring to lower its cost structure in these business divisions. We also added SKF of Sweden, one of the world's leading makers of ball bearings and other components we believe are likely to be in strong demand as manufacturing rebounds around the world. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. To discourage attempts to profit from short-term trading and help preserve the value of your long-term investment, Putnam is introducing one of the most stringent short-term redemption fees in the industry. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. A 1% redemption fee currently applicable to international, global, and taxable high-yield funds may still be imposed on shares that are exchanged or redeemed within 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.

The fund's management team

The fund is managed by the Putnam International Core Team. Joshua Byrne and Simon Davis have been named as the new Portfolio Leaders of the fund. The other members of the team are Stephen Oler (Portfolio Member), George Stairs (Portfolio Member), Heather Arnold, Daniel Grana, Pamela Holding, and Melissa Reilly.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we move into the second half of the fund's fiscal year, we believe, based on our research, that many stocks in the portfolio are significantly undervalued. Since we are confident in business conditions, we have added to cyclicals. We have also increased our weighting in Japanese stocks by adding exposure to Japanese export companies we consider to be well positioned globally. The fund is still underweight to Japan but is much closer to the benchmark weighting. We continue to avoid bank stocks and other companies dependent on the domestic economy in Japan. We continue to favor emerging markets, especially Brazil and South Korea, and the fund has a small underweight in Europe. We expect that Asia, particularly China, will have the strongest growth rates, but that the companies that benefit from this activity will be spread across many markets and sectors of the world. Our outlook is subject to the risk of a shock from a terrorist act, but we think the policy stimulus from lower interest rates and tax rates in a number of regions will remain in place for many months to come. We will maintain our focus on what we consider to be high-quality companies and are striving to deliver improved performance to shareholders.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended December 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (2/28/91)              (6/1/94)             (7/26/99)             (12/1/94)          (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  20.64%     13.72%     20.18%     15.18%     20.15%     19.15%     20.30%     16.10%        20.51%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    28.14      20.78      27.23      22.23      27.16      26.16      27.52      23.03         27.92
----------------------------------------------------------------------------------------------------------------------------------
5 years                   24.74      17.58      20.21      18.21      20.22      20.22      21.72      17.48         23.24
Annual average             4.52       3.29       3.75       3.40       3.75       3.75       4.01       3.27          4.27
----------------------------------------------------------------------------------------------------------------------------------
10 years                 131.67     118.27     114.93     114.93     115.07     115.07     121.06     113.38        126.16
Annual average             8.76       8.12       7.95       7.95       7.96       7.96       8.26       7.87          8.50
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.76       9.26       8.91       8.91       8.95       8.95       9.20       8.90          9.50
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect after December 31, 2003; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.


---------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/03
---------------------------------------------------------------
                                                  Lipper
                                               International
                              MSCI EAFE       Funds category
                                Index            average*
---------------------------------------------------------------
6 months                        26.59%            23.93%
---------------------------------------------------------------
1 year                          38.59             34.74
---------------------------------------------------------------
5 years                         -0.27              9.01
Annual average                  -0.05              1.28
---------------------------------------------------------------
10 years                        54.81             62.80
Annual average                   4.47              4.65
---------------------------------------------------------------
Annual average
(life of fund)                   4.54              6.30
---------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/03, there were 854, 833, 482, and 114 funds, respectively, in this Lipper category.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/03
---------------------------------------------------------------------------------------------------
                            Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)           1              1              1              1              1
---------------------------------------------------------------------------------------------------
Income                        $0.354         $0.210         $0.160         $0.229         $0.378
---------------------------------------------------------------------------------------------------
Capital gains                    --             --             --             --             --
---------------------------------------------------------------------------------------------------
Total                         $0.354         $0.210         $0.160         $0.229         $0.378
---------------------------------------------------------------------------------------------------
Share value:              NAV        POP       NAV            NAV       NAV        POP      NAV
---------------------------------------------------------------------------------------------------
6/30/03                  $17.43    $18.49*   $16.79         $17.05     $17.13     $17.75  $17.42
---------------------------------------------------------------------------------------------------
12/31/03                  20.66     21.92*    19.96          20.32      20.37      21.11   20.60
---------------------------------------------------------------------------------------------------

* Does not reflect a reduction in class A sales charges that went into effect after December 31, 2003.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2003 (Unaudited)

Common stocks (97.5%) (a)
Number of shares                                                          Value

Australia (1.8%)
-------------------------------------------------------------------------------
     5,252,020 Amcor, Ltd.                                          $32,683,762
        68,600 AMP, Ltd. 144A (NON)                                     258,933
       704,788 Australia & New Zealand Banking
               Group, Ltd.                                            9,387,855
     2,688,286 BHP Billiton, Ltd.                                    24,689,073
       306,087 National Australia Bank, Ltd.                          6,906,648
       944,823 News Corp., Ltd. (The) ADR                            34,108,110
     1,466,235 Promina Group, Ltd.                                    3,623,290
       433,757 Publishing & Broadcasting, Ltd.                        4,091,442
     2,830,765 Qantas Airways, Ltd.                                   7,016,578
       201,303 Rinker Group, Ltd.                                       993,384
     3,991,523 Woolworths, Ltd.                                      35,485,118
                                                                 --------------
                                                                    159,244,193

Belgium (0.5%)
-------------------------------------------------------------------------------
         5,153 Electrabel SA                                          1,619,413
     1,613,174 Interbrew                                             43,047,348
                                                                 --------------
                                                                     44,666,761

Bermuda (0.3%)
-------------------------------------------------------------------------------
       340,900 XL Capital, Ltd. Class A                              26,436,795

Brazil (1.6%)
-------------------------------------------------------------------------------
       129,529 Banco Itau SA ADR                                      6,317,129
     1,117,986 Companhia de Bebidas das Americas
               (AmBev) ADR                                           28,519,823
       932,789 Companhia Vale do Rio Doce (CVRD)
               ADR                                                   54,568,157
       350,001 Companhia Vale do Rio Doce (CVRD)
               (Preference A) ADR                                    18,028,552
     1,022,157 Petroleo Brasileiro SA ADR                            29,887,871
       212,700 Unibanco-Uniao de Bancos Brasileiros
               SA GDR                                                 5,306,865
                                                                 --------------
                                                                    142,628,397

Canada (2.0%)
-------------------------------------------------------------------------------
        88,700 Alcan Aluminum, Ltd.                                   4,164,465
       107,360 Bank of Nova Scotia                                    5,467,715
     1,570,100 Canadian Imperial Bank of Commerce                    77,775,851
       916,430 Canadian National Railway Co.                         58,163,514
        78,900 Canadian Natural Resources, Ltd.                       3,992,022
       107,638 EnCana Corp.                                           4,248,868
       209,461 Sun Life Financial Services of
               Canada, Inc.                                           5,236,525
       372,214 Suncor Energy, Inc.                                    9,362,968
        41,200 Talisman Energy, Inc.                                  2,344,446
       252,920 Telus Corp.                                            4,737,356
                                                                 --------------
                                                                    175,493,730

China (0.3%)
-------------------------------------------------------------------------------
     3,001,000 China Life Insurance Co., Ltd. (NON)                   2,454,893
    56,884,000 China Telecom Corp., Ltd.                             23,449,463
                                                                 --------------
                                                                     25,904,356

Denmark (0.7%)
-------------------------------------------------------------------------------
     2,800,364 Danske Bank A/S                                       65,716,195

Finland (1.5%)
-------------------------------------------------------------------------------
     7,939,300 Nokia OYJ                                            137,267,964
        10,520 UPM-Kymmene OYJ                                          200,594
                                                                 --------------
                                                                    137,468,558

France (10.3%)
-------------------------------------------------------------------------------
        82,000 Accor SA                                               3,712,426
        63,164 Air Liquide                                           11,151,857
        20,834 Aventis SA                                             1,376,745
     2,063,874 BNP Paribas SA                                       129,929,355
     1,201,735 Bouygues SA                                           42,009,882
     1,260,378 LVMH Moet Hennessy Louis Vuitton SA                   91,711,998
        28,216 Pernod-Ricard                                          3,136,659
       239,063 Pinault-Printemps-Redoute SA                          23,108,622
        39,509 Schneider Electric SA                                  2,585,907
       835,885 Societe Generale                                      73,789,420
     2,632,869 Societe Television Francaise I                        91,906,211
       133,754 STMicroelectronics NV                                  3,626,559
     2,145,665 Total SA Class B                                     398,849,385
     1,815,036 Veolia Environnement                                  48,754,462
                                                                 --------------
                                                                    925,649,488

Germany (5.0%)
-------------------------------------------------------------------------------
        51,100 Allianz AG                                             6,450,665
     2,440,460 BASF AG                                              137,725,469
     2,388,669 Bayerische Motoren Werke (BMW) AG                    111,306,350
            45 Bayerische Vereinsbank AG (NON)                            1,050
        33,838 Deutsche Boerse AG                                     1,856,280
       178,592 Deutsche Lufthansa AG                                  2,984,196
     3,186,160 Deutsche Telekom AG (NON)                             58,422,685
        92,410 E.On AG                                                6,051,831
        50,753 Hypo Real Estate Holding (NON)                         1,257,691
        47,585 Metro AG                                               2,100,331
         5,185 Porsche AG (Preferred)                                 3,066,699
        27,350 SAP AG                                                 4,614,907
       146,600 Schering AG                                            7,424,671
     1,279,432 Siemens AG                                           102,940,770
       220,070 T-Online International AG (NON)                        2,844,685
                                                                 --------------
                                                                    449,048,280

Greece (--%)
-------------------------------------------------------------------------------
       107,860 Greek Organization of Football
               Prognostics SA                                         1,550,654

Hong Kong (0.1%)
-------------------------------------------------------------------------------
     2,276,000 China Unicom, Ltd. (NON)                               2,125,705
       490,500 CLP Holdings, Ltd.                                     2,337,941
       390,000 Sun Hung Kai Properties, Ltd.                          3,227,978
       549,500 Swire Pacific, Ltd.                                    3,390,752
                                                                 --------------
                                                                     11,082,376

India (1.2%)
-------------------------------------------------------------------------------
     3,784,816 HDFC Bank, Ltd.                                       30,438,754
     2,587,842 Housing Development Finance Corp.,
               Ltd.                                                  36,575,477
        24,213 Infosys Technologies, Ltd.                             2,954,900
     2,653,817 Reliance Industries, Ltd. (NON)                       33,354,624
                                                                 --------------
                                                                    103,323,755

Ireland (1.7%)
-------------------------------------------------------------------------------
     3,779,163 Allied Irish Banks PLC                                60,526,961
       420,517 Bank of Ireland                                        5,737,997
     4,038,979 CRH PLC                                               82,923,098
                                                                 --------------
                                                                    149,188,056

Israel (0.1%)
-------------------------------------------------------------------------------
        50,305 Teva Pharmaceutical Industries, Ltd.                   2,865,895

Italy (3.1%)
-------------------------------------------------------------------------------
     5,631,913 ENI SpA                                              106,251,986
     9,279,000 Mediaset SpA                                         110,230,456
       442,000 Sanpaolo IMI SpA                                       5,763,580
    10,484,996 UniCredito Italiano SpA                               56,592,850
                                                                 --------------
                                                                    278,838,872

Japan (17.5%)
-------------------------------------------------------------------------------
       395,370 Acom Co., Ltd.                                        17,934,461
       184,370 Acom Co., Ltd. 144A                                    8,363,246
        39,600 Advantest Corp.                                        3,141,684
       712,000 Aeon Co., Ltd.                                        23,857,383
       195,000 Asahi Glass Co., Ltd.                                  1,601,643
       333,000 Bridgestone Corp.                                      4,478,747
     4,747,000 Canon, Inc.                                          221,089,509
     1,448,000 Credit Saison Co., Ltd.                               32,706,366
     1,677,200 Denso Corp.                                           33,030,539
           452 Dentsu, Inc.                                           2,278,141
        10,352 East Japan Railway Co.                                48,793,728
         1,000 Fuji Photo Film Cos., Ltd.                                32,294
       137,700 FUNAI Electric Co., Ltd.                              18,905,796
     2,459,400 Honda Motor Co., Ltd.                                109,265,858
        27,800 Hoya Corp.                                             2,553,220
           252 Japan Tobacco, Inc.                                    1,846,369
       184,600 Kansai Electric Power, Inc.                            3,235,755
     2,214,200 KAO Corp.                                             45,052,791
        68,600 Lawson, Inc.                                           2,343,438
         7,031 Millea Holdings, Inc.                                 91,874,183
       463,000 Mitsui & Co., Ltd.                                     3,729,410
       451,000 Mitsui O.S.K Lines, Ltd.                               2,201,540
        38,600 Murata Manufacturing Co., Ltd.                         2,086,000
     4,989,000 Nippon Oil Corp.                                      25,424,622
         5,480 Nippon Telegraph and Telephone Corp.
               (NTT)                                                 26,443,532
       385,000 Nippon Yusen Kabushiki Kaisha                          1,742,813
     2,113,000 Nomura Securities Co., Ltd.                           35,992,393
        79,523 NTT DoCoMo, Inc.                                     180,362,974
         8,500 Obic Co., Ltd.                                         1,710,472
     3,381,800 Olympus Corp.                                         73,387,017
       259,100 Omron Corp.                                            5,259,870
       169,000 Onward Kashiyama Co., Ltd.                             2,050,588
       406,500 Orix Corp.                                            33,615,736
     1,215,000 Ricoh Co., Ltd.                                       23,984,740
       445,800 Rohm Co., Ltd.                                        52,261,042
     1,787,500 SECOM Co., Ltd.                                       66,735,113
       120,700 Shin-Etsu Chemical Co.                                 4,934,348
       181,800 Sony Corp.                                             6,295,296
         1,308 Sumitomo Mitsui Financial Group,
               Inc.                                                   6,970,954
        59,000 Taisho Pharmaceutical Co., Ltd.                        1,055,105
       101,500 Takeda Chemical Industries, Ltd.                       4,026,274
       146,700 Tokyo Electric Power Co.                               3,217,706
    17,798,000 Tokyo Gas Co., Ltd.                                   63,457,495
       485,100 Toppan Printing Co., Ltd.                              5,048,409
       237,000 Toto, Ltd.                                             2,008,550
     5,952,300 Toyota Motor Corp.                                   201,113,739
     1,981,700 Yamanouchi Pharmaceutical Co., Ltd.                   61,592,878
                                                                 --------------
                                                                  1,569,093,767

Mexico (0.8%)
-------------------------------------------------------------------------------
     3,775,617 Grupo Financiero BBVA Bancomer SA de
               CV (NON)                                               3,226,879
     2,039,539 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L                                  67,365,973
       699,742 Wal-Mart de Mexico SA de CV Ser. V                     1,995,347
                                                                 --------------
                                                                     72,588,199

Netherlands (2.1%)
-------------------------------------------------------------------------------
       237,981 ABN AMRO Holdings NV                                   5,567,186
       113,821 European Aeronautic Defense and
               Space Co.                                              2,705,723
     3,446,662 ING Groep NV                                          80,368,365
       785,929 Koninklijke (Royal) KPN NV (NON)                       6,065,747
     1,587,652 Koninklijke (Royal) Philips
               Electronics NV                                        46,350,651
     1,817,088 TPG NV                                                42,553,706
        59,361 Unilever NV                                            3,881,499
                                                                 --------------
                                                                    187,492,877

Norway (0.1%)
-------------------------------------------------------------------------------
     1,035,449 DnB Holdings ASA                                       6,914,726
       523,600 Statoil ASA                                            5,886,730
                                                                 --------------
                                                                     12,801,456

Portugal (0.1%)
-------------------------------------------------------------------------------
     1,839,059 Electricidade de Portugal SA                           4,847,206
       521,668 Portugal Telecom SGPS SA                               5,249,847
                                                                 --------------
                                                                     10,097,053

Russia (0.4%)
-------------------------------------------------------------------------------
        13,296 YUKOS                                                    141,602
       754,571 YUKOS ADR                                             31,691,982
                                                                 --------------
                                                                     31,833,584

Singapore (1.5%)
-------------------------------------------------------------------------------
     3,227,648 DBS Group Holdings, Ltd.                              27,940,890
       832,385 Overseas-Chinese Banking Corp.                         5,931,252
     3,226,000 Singapore Airlines, Ltd.                              21,277,428
     2,644,000 Singapore Press Holdings                              29,427,949
     5,874,248 United Overseas Bank, Ltd.                            45,662,843
                                                                 --------------
                                                                    130,240,362

South Africa (0.1%)
-------------------------------------------------------------------------------
       343,412 Sappi, Ltd.                                            4,692,266

South Korea (4.7%)
-------------------------------------------------------------------------------
        38,170 Hyundai Motor Co., Ltd.                                1,618,459
        85,307 Kookmin Bank                                           3,198,117
       897,460 Korea Electric Power Corp.                            16,125,646
        96,780 Korea Tobacco & Ginseng Corp.                          1,682,071
        42,750 KT Corp.                                               1,600,882
     3,499,881 KT Corp. ADR                                          66,742,731
        27,780 Pohang Iron & Steel Co., Ltd.                          3,801,965
       653,137 POSCO ADR                                             22,187,064
       669,618 Samsung Electronics Co., Ltd.                        253,566,514
         2,970 Samsung Electronics Co., Ltd.
               (Preferred)                                              612,204
       168,770 SK Telecom Co., Ltd.                                  28,199,186
     1,309,204 SK Telecom Co., Ltd. ADR                              24,416,655
                                                                 --------------
                                                                    423,751,494

Spain (1.8%)
-------------------------------------------------------------------------------
     1,532,351 Altadis SA                                            43,480,077
       372,244 Banco Bilbao Vizcaya Argentaria SA                     5,140,334
        47,951 Banco Popular Espanol                                  2,860,279
     5,250,425 Iberdrola SA                                         103,755,943
       571,812 Telefonica SA                                          8,393,745
                                                                 --------------
                                                                    163,630,378

Sweden (2.0%)
-------------------------------------------------------------------------------
     1,451,556 Hennes & Mauritz AB Class B                           34,516,162
        63,995 Sandvik AB                                             2,206,939
     3,795,806 Securitas AB Class B                                  51,199,808
       734,160 SKF AB Class B                                        28,381,027
        38,424 Svenska Cellulosa AB (SCA) Class B                     1,570,878
    33,342,225 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                         59,810,424
        50,564 Volvo AB Class B                                       1,546,880
                                                                 --------------
                                                                    179,232,118

Switzerland (13.7%)
-------------------------------------------------------------------------------
        47,331 Adecco SA                                              3,043,856
       727,471 Ciba Specialty Chemicals AG (NON)                     56,316,919
     3,461,193 Credit Suisse Group                                  126,693,887
     1,015,615 Nestle SA                                            253,862,672
     5,034,416 Novartis AG                                          228,670,489
       404,400 Roche Holding AG                                      40,809,659
       814,042 Swatch Group AG (The)                                 19,425,853
       522,886 Swatch Group AG (The) Class B                         62,812,305
     1,372,255 Swiss Reinsurance Co.                                 92,689,931
        43,712 Synthes-Stratec, Inc.                                 43,280,608
     4,369,011 UBS AG                                               299,348,998
        35,137 Zurich Financial Services AG (NON)                     5,059,364
                                                                 --------------
                                                                  1,232,014,541

Taiwan (0.9%)
-------------------------------------------------------------------------------
    16,454,000 Cathay Financial Holding Co., Ltd.                    24,746,505
           413 China Steel Corp.                                            343
    39,769,030 Compal Electronics, Inc.                              54,534,353
           694 Formosa Chemicals & Fibre Corp.                            1,167
           938 Formosa Plastics Corp.                                     1,549
       357,460 Hon Hai Precision Industry Co., Ltd.                   1,407,281
           425 Nan Ya Plastic Corp.                                         614
           476 President Chain Store Corp.                                  730
           415 Quanta Computer, Inc.                                      1,022
            13 Sinopac Holdings Co.                                           7
     2,336,808 Taiwan Semiconductor Manufacturing
               Co., Ltd. (NON)                                        4,375,923
                                                                 --------------
                                                                     85,069,494

Thailand (--%)
-------------------------------------------------------------------------------
       177,772 Thai Airways International                               205,458
       104,724 Thai Airways International 144A
               (NON)                                                    121,034
                                                                 --------------
                                                                        326,492

United Kingdom (21.6%)
-------------------------------------------------------------------------------
     4,486,088 3i Group PLC                                          49,588,622
     8,315,000 Aggregate Industries PLC                              12,726,403
       158,136 Anglo American PLC                                     3,416,767
     5,039,470 AstraZeneca PLC                                      241,766,961
     1,063,226 Barclays PLC                                           9,483,097
     1,223,671 BG Group PLC                                           6,281,240
    12,202,916 BHP Billiton PLC                                     106,600,867
       179,756 Burberry Group PLC                                     1,176,110
    16,345,089 Diageo PLC                                           215,056,177
       817,637 GlaxoSmithKline PLC                                   18,734,746
     4,292,500 GUS PLC                                               59,435,773
    10,084,965 Hilton Group PLC                                      40,574,333
    22,218,211 HSBC Holdings PLC (London Stock
               Exchange)                                            349,205,388
     3,865,400 HSBC Holdings PLC (Hong Kong
               Exchange)                                             60,999,085
        72,000 Next PLC                                               1,447,403
       567,827 Peninsular and Oriental Steam
               Navigation Co.                                         2,337,874
     2,235,515 Reckitt Benckiser PLC                                 50,582,694
       986,558 Rio Tinto PLC                                         27,249,958
     4,293,704 Royal Bank of Scotland Group PLC                     126,514,186
       380,417 Scottish and Southern Energy PLC                       4,583,025
       345,598 Scottish Power PLC                                     2,302,943
     2,512,532 Shell Transport & Trading Co. PLC                     18,687,875
       213,177 Smith & Nephew PLC                                     1,790,696
       157,636 Smiths Group PLC                                       1,865,238
     1,827,090 Standard Chartered PLC                                30,171,966
    17,420,455 Tesco PLC                                             80,377,679
   140,832,805 Vodafone Group PLC                                   349,165,154
     6,607,378 WPP Group PLC                                         64,875,852
                                                                 --------------
                                                                  1,936,998,112
                                                                 --------------
               Total Common stocks (cost $7,466,298,189)         $8,738,968,554

Units (0.1%) (a) (cost $5,119,064)
Number of units                                                           Value
-------------------------------------------------------------------------------
       479,605 Singapore Press Holdings Structured
               Call Warrants  (issued by Merrill
               Lynch International & Co., C.V.)
               expiration 6/15/04                                    $5,338,052

Short-term investments (6.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $38,500,000 US Treasury Note zero %, February 5,
               2004 (SEG)                                           $38,465,753
    94,323,219 Short-term investments held as
               collateral for  loaned securities
               with yields ranging from 0.73% to
               1.10% and due dates ranging from
               January 2, 2004 to  January 16, 2004
               (d)                                                   94,319,917
   415,580,982 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 0.80% to 1.13%
               and due dates ranging from January
               2, 2004 to  February 25, 2004 (d)                    415,580,981
                                                                 --------------
               Total Short-term investments (cost $548,366,651)    $548,366,651
-------------------------------------------------------------------------------
               Total Investments (cost $8,019,783,904)           $9,292,673,257
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $8,962,375,631.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at December 31, 2003
      (as a percentage of net assets):

              Banking        14.1%


Forward currency contracts to buy at December 31, 2003 (Unaudited)
(aggregate face value $330,934,831)

                                      Market           Aggregate           Delivery        Unrealized
                                      value           face value             date         appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                 $155,237,866      $147,535,151           3/17/04        $7,702,715
British Pounds                      193,757,969       183,399,680           3/17/04        10,358,289
------------------------------------------------------------------------------------------------------
                                                                                          $18,061,004
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at December 31, 2003 (Unaudited)
(aggregate face value $190,774,267)

                                      Market           Aggregate           Delivery        Unrealized
                                      value           face value             date         depreciation
------------------------------------------------------------------------------------------------------
Swiss Franc                        $194,582,800      $190,774,267           3/17/04       $(3,808,533)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding at December 31, 2003 (Unaudited)

                                      Market           Aggregate          Expiration       Unrealized
                                      value           face value             date         appreciation
------------------------------------------------------------------------------------------------------
Dow Jones Euro
STOXX 50 (Long)                     $16,492,237       $16,288,640            Mar-04          $203,597
FTSE 100 Index (Long)                16,630,602        16,249,939            Mar-04           380,663
Hang Seng Index (Long)                3,337,000         3,298,085            Jan-04            38,915
S&P ASX 200 (Long)                    4,170,728         4,106,279            Mar-04            64,449
TOPIX Index (Long)                   39,989,733        38,426,763            Mar-04         1,562,970
------------------------------------------------------------------------------------------------------
                                                                                           $2,250,594
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
December 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $90,337,025
of securities on loan (identified cost $8,019,783,904)
(Note 1)                                                       $9,292,673,257
-------------------------------------------------------------------------------
Foreign currency (cost $14,274,896) (Note 1)                       14,823,995
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          40,316,072
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             14,094,835
-------------------------------------------------------------------------------
Receivable for securities sold                                     51,566,060
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            5,540,104
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            18,061,004
-------------------------------------------------------------------------------
Total assets                                                    9,437,075,327

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      115,407
-------------------------------------------------------------------------------
Distributions payable to shareholders                               7,756,063
-------------------------------------------------------------------------------
Payable for securities purchased                                   33,388,098
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        303,973,940
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       16,785,607
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,614,604
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                358,774
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,643
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              5,896,088
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                3,808,533
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              4,472,923
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 94,319,917
-------------------------------------------------------------------------------
Other accrued expenses                                              1,206,099
-------------------------------------------------------------------------------
Total liabilities                                                 474,699,696
-------------------------------------------------------------------------------
Net assets                                                     $8,962,375,631

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $10,184,161,579
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (25,604,867)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,488,512,166)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                               1,292,331,085
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $8,962,375,631

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,018,043,210 divided by 242,866,646 shares)                         $20.66
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.66)*                $21.92
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,768,477,220 divided by 88,620,716 shares)**                        $19.96
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($392,429,390 divided by 19,308,976 shares)**                          $20.32
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($142,852,981 divided by 7,013,280 shares)                             $20.37
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.37)*                $21.11
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($504,963 divided by 24,510 shares)                      $20.60
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,640,067,867 divided by 78,896,415 shares)            $20.79
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $12,478,930)                     $79,385,733
-------------------------------------------------------------------------------
Interest                                                            1,449,766
-------------------------------------------------------------------------------
Securities lending                                                    268,706
-------------------------------------------------------------------------------
Total investment income                                            81,104,205

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   34,807,584
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     20,954,970
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             72,218
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,587
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               8,445,906
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               9,592,265
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               2,606,434
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 675,221
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     907
-------------------------------------------------------------------------------
Other                                                               1,026,309
-------------------------------------------------------------------------------
Total expenses                                                     78,207,401
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (4,549,188)
-------------------------------------------------------------------------------
Net expenses                                                       73,658,213
-------------------------------------------------------------------------------
Net investment income                                               7,445,992
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                1,091,194,610
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     8,992,636
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        32,875,640
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    9,356
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                7,412,799
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       900,725,019
-------------------------------------------------------------------------------
Net gain on investments                                         2,041,210,060
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $2,048,656,052
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                December 31           June 30
Decrease in net assets                                 2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,445,992     $123,967,168
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                  1,133,072,242   (1,675,482,310)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       908,137,818      541,105,843
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      2,048,656,052   (1,010,409,299)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                       (89,583,495)     (13,233,985)
-------------------------------------------------------------------------------
   Class B                                       (18,719,523)              --
-------------------------------------------------------------------------------
   Class C                                        (3,170,988)              --
-------------------------------------------------------------------------------
   Class M                                        (1,644,581)              --
-------------------------------------------------------------------------------
   Class R                                            (9,020)              --
-------------------------------------------------------------------------------
   Class Y                                       (37,173,529)      (7,609,608)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                  (4,374,836,579)     697,146,527
-------------------------------------------------------------------------------
Total decrease in net assets                  (2,476,481,663)    (334,106,365)

Net assets
-------------------------------------------------------------------------------
Beginning of period                           11,438,857,294   11,772,963,659
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$25,604,867 and undistributed net investment
income of $117,250,277, respectively)         $8,962,375,631  $11,438,857,294
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.43          $19.18          $21.24          $29.92          $21.64          $20.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .02             .22             .17             .16             .54             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.56           (1.93)          (2.23)          (6.64)           8.87            2.14
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.58           (1.71)          (2.06)          (6.48)           9.41            2.21
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.35)           (.04)             --            (.39)           (.34)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.81)           (.79)           (.36)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --              -- (d)          --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.35)           (.04)             --           (2.20)          (1.13)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $20.66          $17.43          $19.18          $21.24          $29.92          $21.64
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     20.64*          (8.93)          (9.70)         (22.43)          44.03           11.57
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,018,043      $6,855,608      $6,930,312      $6,896,924      $7,040,669      $2,928,662
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .62*           1.22            1.16            1.13            1.14            1.27
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .13*           1.33             .85             .63            2.01             .38
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.47*          53.11 (e)       42.17           73.80           99.53           97.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.79          $18.57          $20.72          $29.23          $21.20          $19.63
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.05)            .08             .01            (.04)            .35            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.43           (1.86)          (2.16)          (6.46)           8.67            2.10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.38           (1.78)          (2.15)          (6.50)           9.02            2.03
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.21)             --              --            (.20)           (.20)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.81)           (.79)           (.36)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --              -- (d)          --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.21)             --              --           (2.01)           (.99)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $19.96          $16.79          $18.57          $20.72          $29.23          $21.20
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     20.18*          (9.59)         (10.38)         (23.00)          43.00           10.75
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,768,477      $1,892,054      $2,326,938      $2,983,524      $3,591,546      $1,821,024
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00*           1.97            1.91            1.88            1.89            2.02
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   (.25)*           .51             .04            (.16)           1.26            (.38)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.47*          53.11 (e)       42.17           73.80           99.53           97.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                 ended                                                      For the period
                                              December 31                                                   July 26, 1999+
Per-share                                     (Unaudited)                 Year ended June 30                  to June 30
operating performance                             2003            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $17.05          $18.86          $21.03          $29.74          $21.87
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                  (.05)            .09             .01            (.02)            .32
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        3.48           (1.90)          (2.18)          (6.59)           8.66
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.43           (1.81)          (2.17)          (6.61)           8.98
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.16)             --              --            (.29)           (.32)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.81)           (.79)
--------------------------------------------------------------------------------------------------------------------------
From return
of capital                                          --              --              --              -- (d)          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.16)             --              --           (2.10)          (1.11)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $20.32          $17.05          $18.86          $21.03          $29.74
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           20.15*          (9.60)         (10.32)         (23.01)          41.54*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $392,429        $534,933        $601,907        $637,547        $439,522
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.00*           1.97            1.91            1.88            1.76*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                         (.25)*           .54             .07            (.07)           1.12*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           37.47*          53.11 (e)       42.17           73.80           99.53
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.13          $18.90          $21.04          $29.61          $21.45          $19.85
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.02)            .11             .06             .03             .40            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.49           (1.88)          (2.20)          (6.54)           8.79            2.11
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.47           (1.77)          (2.14)          (6.51)           9.19            2.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.23)             --              --            (.25)           (.24)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.81)           (.79)           (.36)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --              -- (d)          --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.23)             --              --           (2.06)          (1.03)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $20.37          $17.13          $18.90          $21.04          $29.61          $21.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     20.30*          (9.37)         (10.17)         (22.75)          43.32           10.97
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $142,853        $187,266        $248,921        $302,838        $367,638        $208,064
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .87*           1.72            1.66            1.63            1.64            1.77
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   (.12)*           .73             .30             .11            1.51            (.12)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.47*          53.11 (e)       42.17           73.80           99.53           97.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------
                                                                         Six months
                                                                            ended      For the period
                                                                           Dec. 31     Jan. 21, 2003+
Per-share                                                                (Unaudited)     to June 30
operating performance                                                        2003            2003
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                        $17.42          $16.52
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income (a)                                                      -- (e)         .08
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                          3.56             .82
------------------------------------------------------------------------------------------------------
Total from
investment operations                                                        3.56             .90
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                                                            (.38)             --
------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                                   --              --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.38)             --
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                              $20.60          $17.42
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                      20.51*           5.45*
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                               $505              $1
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                     .75*            .65*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                      -- * (f)       .47*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      37.47*          53.11 (d)
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Amount represents less than 0.01% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.57          $19.33          $21.35          $30.07          $21.72          $20.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .05             .28             .22             .23             .61             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.59           (1.96)          (2.24)          (6.69)           8.92            2.13
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.64           (1.68)          (2.02)          (6.46)           9.53            2.27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.42)           (.08)             --            (.45)           (.39)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.81)           (.79)           (.36)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              --              --              -- (d)          --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.42)           (.08)             --           (2.26)          (1.18)           (.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $20.79          $17.57          $19.33          $21.35          $30.07          $21.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     20.80*          (8.67)          (9.46)         (22.25)          44.43           11.83
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,640,068      $1,968,996      $1,664,886      $1,251,589      $1,027,174        $255,867
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .50*            .97             .91             .88             .89            1.02
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .25*           1.64            1.13             .92            2.26             .70
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.47*          53.11 (e)       42.17           73.80           99.53           97.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam International Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective January 28, 2004, the maximum front-end sales charge for class A shares will decrease to 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase. Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2003, the value of securities loaned amounted to $90,337,025. The fund received cash collateral of $94,319,917 which is pooled with collateral of other Putnam funds into 15 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $2,646,372,628 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $493,938    June 30, 2004
   44,943,091    June 30, 2005
    4,817,122    June 30, 2007
   30,394,163    June 30, 2008
   14,120,840    June 30, 2009
1,141,433,169    June 30, 2010
1,410,170,305    June 30, 2011

The aggregate identified cost on a tax basis is $8,261,070,656, resulting in gross unrealized appreciation and depreciation of $1,290,433,995 and $258,831,394, respectively, or net unrealized depreciation of $1,031,602,601.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004, $734,138,215 of losses recognized during the period November 1, 2002 to June 30, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the funds distribution plan) would exceed an annual rate of 0.96% of the funds average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2003 the fund paid PFTC $16,913,381 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2003, the fund's expenses were reduced by $4,549,188 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,228 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $263,236 and $4,355 from the sale of class A and class M shares, respectively, and received $4,971,039 and $143,195 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2003, Putnam Retail Management, acting as underwriter, received $540,753 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,089,607,857 and $8,579,180,929, respectively. There were no purchases and sales of U.S. government obligations.

Written options during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                         --               $--
----------------------------------------------------------------
Options opened                          50,000         1,393,390
Options expired                             --                --
Options closed                         (50,000)       (1,393,390)
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         82.681,499    $1,531,013,265
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,229,874        84,216,775
----------------------------------------------------------------
                                    86,911,373     1,615,230,040

Shares repurchased                (237,294,705)   (4,555,916,858)
----------------------------------------------------------------
Net decrease                      (150,383,332)  $(2,940,686,818)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        297,352,233    $4,887,953,497
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       721,391        11,773,092
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                        7,587,615       131,447,946
----------------------------------------------------------------
                                   305,661,239     5,031,174,535

Shares repurchased                (273,704,994)   (4,514,452,777)
----------------------------------------------------------------
Net increase                        31,956,245      $516,721,758
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,603,234       $65,002,811
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       850,652        16,358,035
----------------------------------------------------------------
                                     4,453,886        81,360,846

Shares repurchased                 (28,532,888)     (528,560,108)
----------------------------------------------------------------
Net decrease                       (24,079,002)    $(447,199,262)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,597,410      $233,792,223
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                        5,490,252        91,982,910
----------------------------------------------------------------
                                    20,087,662       325,775,133

Shares repurchased                 (32,698,269)     (520,951,265)
----------------------------------------------------------------
Net decrease                       (12,610,607)    $(195,176,132)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,143,274       $38,748,447
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,843         2,445,666
----------------------------------------------------------------
                                     2,268,117        41,194,113

Shares repurchased                 (14,330,114)     (270,396,094)
----------------------------------------------------------------
Net decrease                       (12,061,997)    $(229,201,981)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,576,467      $205,414,214
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          275,472         4,687,624
----------------------------------------------------------------
                                    12,851,939       210,101,838

Shares repurchased                 (13,395,638)     (218,466,652)
----------------------------------------------------------------
Net decrease                          (543,699)      $(8,364,814)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            904,221       $16,668,266
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,906         1,568,546
----------------------------------------------------------------
                                       984,127        18,236,812

Shares repurchased                  (4,905,300)      (92,583,581)
----------------------------------------------------------------
Net decrease                        (3,921,173)     $(74,346,769)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,139,586      $133,436,717
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          286,835         4,891,301
----------------------------------------------------------------
                                     8,426,421       138,328,018

Shares repurchased                 (10,665,796)     (174,618,786)
----------------------------------------------------------------
Net decrease                        (2,239,375)     $(36,290,768)
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             37,988          $692,251
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           427             8,476
----------------------------------------------------------------
                                        38,415           700,727

Shares repurchased                     (13,966)         (257,653)
----------------------------------------------------------------
Net increase                            24,449          $443,074
----------------------------------------------------------------

                                 For the period January 21, 2003
                                 (commencement of operations) to
                                                   June 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 61            $1,011
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            61             1,011

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                61            $1,011
----------------------------------------------------------------

                              Six months ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         45,607,818      $851,090,538
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,855,849        37,173,529
----------------------------------------------------------------
                                    47,463,667       888,264,067

Shares repurchased                 (80,642,710)   (1,572,108,890)
----------------------------------------------------------------
Net decrease                       (33,179,043)    $(683,844,823)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        105,663,022    $1,732,448,674
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       461,989         7,609,608
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          345,554         6,034,925
----------------------------------------------------------------
                                   106,470,565     1,746,093,207

Shares repurchased                 (80,518,017)   (1,325,837,735)
----------------------------------------------------------------
Net increase                        25,952,548      $420,255,472
----------------------------------------------------------------

Note 5
Acquisition of Putnam Asia Pacific
Growth and Putnam Emerging Markets
Funds

On August 16, 2002, the fund issued 7,587,615; 5,490,252; 275,472;
286,835; and 345,554 of class A, class B, class C, class M and class Y shares to acquire Putnam Asia Pacific Fund and Putnam Emerging Markets Fund net assets in a tax-free exchange approved by the shareholders. The net assets of the fund, Putnam Asia Pacific Fund and Putnam Emerging Markets Fund on August 16, 2002, valuation date, were $10,713,632,846, $160,983,391 and $78,061,315, respectively. On August 16, 2002, Putnam
Asia Pacific Fund and Putnam Emerging Markets Fund had unrealized appreciation of $1,405,114 and $10,106,846, respectively.

The aggregate net assets of the fund immediately following the acquisition were $10,952,677,552.

Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA009-203449  841/524/891/2BA  2/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Equity Fund
Supplement to Semiannual Report dated 12/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/03

                                                                        NAV

6 months                                                              20.80%
1 year                                                                28.48
5 years                                                               26.35
Annual average                                                         4.79
10 years                                                             136.22
Annual average                                                         8.98
Life of fund (since class A inception, 2/28/91)
Annual average                                                         9.93

Share value:                                                            NAV

6/30/03                                                              $17.57
12/31/03                                                             $20.79

----------------------------------------------------------------------------

Distributions:          No.        Income        Capital gains        Total
                         1         $0.418              --            $0.418
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004